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                                                                    EXHIBIT 10.5

                                    GUARANTY

         THIS GUARANTY ("GUARANTY") is executed as of April 30, 2002 by CENTRAL FREIGHT LINES, INC., a Nevada corporation (the "GUARANTOR"), in favor of SUNTRUST BANK, a Georgia state banking corporation (the "LENDER").

                                    RECITALS:

         A. Central Freight Lines, Inc., a Texas corporation (the "BORROWER"), and Lender are concurrently herewith entering into a Revolving Credit Loan Agreement of even date herewith (as such may be amended and/or restated from time to time, the "LOAN AGREEMENT"), and pursuant to the Loan Agreement, Borrower issued to the order of Lender that certain $8,000,000 Revolving Credit Note (as such may be amended and/or restated from time to time, the "NOTE") of even date herewith. Capitalized terms not otherwise defined herein shall have such meaning as set forth in the Loan Agreement.

         B. The Lender has required, as one of the conditions to making Advances to Borrower in accordance with the Loan Agreement and the Note, that the Guarantor guarantee payment of the "Indebtedness" (as defined herein).

         NOW, THEREFORE, in order to induce Lender to extend credit under the Loan Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

                                    ARTICLE 1

                                  DEFINED TERMS

         SECTION 1.1 Defined Terms. Terms not defined herein shall have the meanings ascribed to such terms in the Loan Agreement. The following terms shall have the following meanings herein, unless the context expressly requires otherwise:

                  "INDEBTEDNESS" means any and all indebtedness and obligations of Borrower under the Loan Agreement, the Note or any of the Loan Documents, and any and all extensions, renewals and replacements thereof regardless of:

                           (a) whether such indebtedness is presently existing or hereafter incurred or arising;

                           (b) whether such indebtedness is from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred; and/or

                           (c) whether such indebtedness arises with or without notice to Guarantor.

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                  "OBLIGOR(S)" means any and all indorsers, accommodation
         parties, guarantors (other than Guarantor) and other Persons who are now or in the future become liable or contingently liable for payment of any of the Indebtedness.

                  "PERSON" means any natural person, individual, corporation, partnership, joint venture, limited liability company, association, joint stock company, trust, unincorporated organization, securities exchange, government, or any agency or political subdivision thereof, or any other form of entity, whether acting in an individual, fiduciary or other capacity.

         SECTION 1.2 General Construction; Captions. All definitions and other terms used in this Guaranty shall be equally applicable to the singular and plural forms thereof, and all references to any gender shall include all other genders. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and Section, subsection, schedule and exhibit references are to this Guaranty unless otherwise specified. The captions in this Guaranty are for convenience only, and in no way limit the provisions hereof.

                                    ARTICLE 2

                                    GUARANTY

         SECTION 2.1 GUARANTY OF PAYMENT. Guarantor hereby unconditionally and irrevocably guarantees the timely payment and performance of the Indebtedness as and when due.

         SECTION 2.2 GUARANTY UNCONDITIONAL. Guarantor's guarantee of the Indebtedness is absolute and unconditional. Without limiting the foregoing, the validity of this Guaranty and Guarantor's obligations hereunder shall not be impaired by any event whatsoever, including without limitation any of the following, whether or not with notice to or consent of Guarantor:

                  (a) any change in the time, place or manner of payment or performance, or any release, waiver, indulgence, compromise, settlement, increase, decrease, extension, renewal, acceleration, impairment or termination (voluntary or otherwise) with respect to the Indebtedness;

                  (b) any release, exchange, indulgence, compromise, or settlement with respect to Borrower, any other Obligor, or any failure to take, perfect or protect any lien or interest intended as collateral for the Indebtedness;

                  (c) any modification, amendment, restatement or replacement (in whole or in part) of any documents, agreements or instruments evidencing, comprising, securing, guarantying or otherwise relating to the Indebtedness;

                  (d) any failure by Lender to exercise diligence in the collection of the Indebtedness or perfect its interest in any collateral for the Indebtedness, or any action, omission or delay on the part of Lender or any other Person to assert or enforce any claim, demand, right, power or remedy referred to, conferred in or arising under this Guaranty or any of the other instruments, agreements, contracts or documents evidencing,

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         comprising, securing, guarantying or otherwise relating to, executed or delivered in connection with the Indebtedness;

                  (e) the voluntary or involuntary liquidation of, sale or other disposition of all or substantially all the assets of, cessation of business of, marshalling of assets and liabilities of, receivership of, financial decline of, insolvency of, bankruptcy of, assignment for the benefit of creditors of, reorganization of, arrangement of, composition with creditors or readjustment of, or other similar proceedings affecting the Borrower;

                  (f) the merger, consolidation or dissolution of the Borrower or a change in a Borrower's form, business, operations or management; and/or

                  (g) the termination of any relationship between Guarantor and any Borrower.

         SECTION 2.3 GUARANTY IRREVOCABLE. Guarantor's guarantee of the Indebtedness is irrevocable. This Guaranty cannot be canceled by Guarantor and shall remain in full force and effect until full and final payment and discharge of the Indebtedness.

         SECTION 2.4 PRIMARY LIABILITY OF GUARANTOR. This Guaranty constitutes a guarantee of payment and performance and not of collection. Accordingly, Lender may enforce this Guaranty against Guarantor without first making demand on any other Person, or taking action against any collateral for the Indebtedness, or instituting collection proceedings upon the Indebtedness. Guarantor's liability for the Indebtedness is primary, and not secondary. Guarantor's liability for the Indebtedness is joint and several with all Obligors, and Guarantor shall not be entitled to satisfy this Guaranty by contributing ratably with any Obligor or otherwise paying less than the entire unpaid Indebtedness. If any event occurs that would allow Lender to accelerate all or any part of the Indebtedness, but such acceleration is prevented by law or otherwise, Guarantor agrees that for purposes of this Guaranty the Indebtedness shall be deemed accelerated, and Guarantor shall make payment on demand to Lender as required hereunder.

         SECTION 2.5 BANKRUPTCY AND INSOLVENCY. Without limitation, Guarantor's obligations hereunder shall not be limited by: (a) the filing of a petition in bankruptcy by or against Borrower or the appointment of a trustee, receiver, custodian, conservator, or other similar appointment over a Borrower or any of the Borrower's assets under any jurisdiction, or (b) any order, ruling, or action taken by any Person in any such proceeding.

         SECTION 2.6 RECOVERY OF AVOIDED PAYMENTS. If any amount applied by Lender to the Indebtedness is subsequently challenged by a bankruptcy trustee or debtor-in-possession, or any other Person asserting standing to seek avoidance, as an avoidable transfer on the grounds that the payment constituted a preferential payment or a fraudulent conveyance under state law or the Bankruptcy Code or any successor statute thereto or on any other grounds, Lender may, at its option and in its sole discretion, elect whether and to what extent to contest such challenge. If Lender contests the avoidance action, all costs of the proceeding, including Lender's attorneys' fees, will become part of the Indebtedness. If any of the contested amounts are successfully avoided (whether through settlement or otherwise), the avoided amount will become part of the Indebtedness hereunder. If Lender elects not to contest the avoidance action, Lender may tender

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the amount subject to the avoidance action to the bankruptcy court, trustee, debtor-in-possession or other appropriate Person, and the amount so advanced shall become part of the Indebtedness guaranteed hereunder.

         SECTION 2.7 WAIVERS BY GUARANTOR. Guarantor hereby waives the following rights, defenses and benefits of law or equity with respect to this
Guaranty:

                  (a) presentment, protest, demand, notice and proof of reliance on this Guaranty, and the filing of claims with a court in the event of bankruptcy of Borrower or any Obligor;

                  (b) any right to require Lender to marshal assets or proceed first against Borrower, any collateral for the Indebtedness or any Obligor, and all rights under T.C.A Section 47-12-101 or any similar statute;

                  (c) all rights or setoff, counterclaim, or recoupment with respect to the Indebtedness;

                  (d) any claim or defense based on impairment of collateral or impairment of recourse or any requirement of diligence on the part of Lender in collecting the Indebtedness or in taking, perfecting, protecting or proceeding against any collateral for the Indebtedness or any Obligor; and/or

                  (e) any right of notice or consent, including without limitation notice of or consent to: (i) any release, addition, exchange, sale, waiver, indulgence, compromise, settlement, increase, decrease, extension, renewal, acceleration, impairment, or termination of or with respect to the Indebtedness, any collateral for the Indebtedness or any Obligor; and (ii) except for notice required under applicable laws that cannot be waived by Guarantor, any notice of foreclosure or disposition of any collateral for the Indebtedness.

         SECTION 2.8 SUBORDINATION. Guarantor agrees that upon the occurrence of an Event of Default under the Indebtedness, any presently existing or hereafter arising loan or extension of credit made by Guarantor to Borrower and any other presently existing or hereafter arising obligation of Borrower to Guarantor (including without limitation any rights of subrogation, contribution or similar rights) shall be fully subordinate to the Indebtedness as to both payment and collection. Accordingly, Guarantor agrees not to accept any payment whatsoever from Borrower or to allow any payment by Borrower on Guarantor's behalf until this Guaranty has been satisfied in full and terminated and released by Lender.

                                    ARTICLE 3

                          GUARANTOR'S REPRESENTATIONS,
                            WARRANTIES AND COVENANTS

         Guarantor hereby represents and warrants to Lender, and covenants with Lender, as follows:

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         SECTION 3.1       IN FURTHERANCE OF BUSINESS PURPOSES. The extension of
credit to Borrower by Lender is a direct financial benefit to Guarantor and the execution of this Guaranty is made in furtherance of the business purposes of Guarantor.

         SECTION 3.2 EXISTENCE AND STATUS. Guarantor is a corporation duly organized, legally existing, and in good standing under the laws of the State of Nevada.

         SECTION 3.3 CORPORATE POWER AND AUTHORIZATION. Guarantor is duly authorized and empowered to execute, deliver, and perform under this Guaranty; Guarantor's board of directors have authorized Guarantor to execute and perform under this Guaranty; and all other corporate action on Guarantor's part required for the due execution, delivery, and performance of this Guaranty has been duly and effectively taken.

         SECTION 3.4 LEGAL AND BINDING AGREEMENT. The execution, delivery and performance of this Guaranty will not violate any provisions of the articles of incorporation or bylaws of Guarantor or any judicial or administrative order or governmental law or regulation applicable to Guarantor, and this Guaranty is valid and binding in every respect according to its terms, subject to no defense, counterclaim, set-off or objection of any kind, except, as to enforcement only, the effect of applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance and other similar laws relating to or affecting the rights of creditors generally.

         SECTION 3.5 NO CONSENT REQUIRED. Guarantor's execution and performance of this Guaranty do not require the consent of or the giving of notice to any other Person.

         SECTION 3.6 LITIGATION. Guarantor is not presently a defendant in any material pending counterclaim, litigation, arbitration or administrative proceeding or the subject of any investigation; there is no material counterclaim, litigation, arbitration, administrative proceeding or investigation threatened against Guarantor; and Guarantor is not subject to any outstanding court or administrative order. Guarantor covenants to give Lender prompt written notice of any material counterclaim, litigation, administrative proceeding or investigation that may hereafter be instituted or threatened against Guarantor, whether or not Guarantor's liability under such proceeding would be covered by insurance.

         SECTION 3.7 SOLVENCY. Guarantor is solvent as of the date of execution of this Guaranty, after giving effect to this Guaranty, and is generally paying its debts as they become due. The fair value of Guarantor's assets substantially exceeds the sum total of Guarantor's liabilities.

         SECTION 3.8 NO DEFAULT. Guarantor is not in default in any respect that affects its business, Properties, operations, or condition, financial or otherwise, under any material indenture, mortgage, deed of trust, credit agreement, note, agreement, or other contract to which Guarantor is a party or by which it or its Properties are bound.

         SECTION 3.9 EXISTENCE; NO CONDUCT OF BUSINESS. Guarantor will do or cause to be done all things necessary to preserve, renew and maintain in full force and effect its legal existence. Guarantor will not engage in any business or activity or hold any assets or property, other than to serve as holding company which owns all the outstanding shares of the Borrower.

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         SECTION 3.10      NEGATIVE PLEDGE. The Borrower will not create, incur,
assume or suffer to exist any Lien on any of its assets or property now owned or hereafter acquired except in favor of Lender.

                                    ARTICLE 4

                      CERTAIN EVENTS REQUIRING PERFORMANCE

         SECTION 4.1 EVENTS. Upon the occurrence of any of the following events, regardless of whether any of the Indebtedness has been accelerated, is past due, or is in default, Guarantor shall immediately and without notice pay to Lender an amount equal to all the outstanding Indebtedness and all other amounts due hereunder, and Lender shall be entitled to enforce the provisions hereof, and to exercise any other rights, powers, and remedies provided hereunder or otherwise available in law or in equity:

                  (a) Guarantor fails to perform or observe any agreement, covenant or provision contained in this Guaranty; or

                  (b) any warranty, representation or other statement by or on behalf of the Guarantor contained in this Guaranty or in financial statements or certificates provided to Lender by or on behalf of Guarantor is false or misleading in any material respect; or

                  (c) any bankruptcy case, assignment for the benefit of creditors, receivership or other state, federal or foreign insolvency proceeding is commenced with respect to the Guarantor; or Guarantor becomes insolvent or is generally not paying its debts as they become due; or Guarantor discontinues its usual business or commences to dissolve, wind-up or liquidate itself; or

                  (d)      An Event of Default occurs under the Loan Agreement.

         SECTION 4.2 CUMULATIVE REMEDIES. The remedies provided Lender in this Guaranty are cumulative and are not exclusive of any other remedies that may be available to Lender under any other document or at law or equity.

                                    ARTICLE 5

                            MISCELLANEOUS PROVISIONS

         SECTION 5.1 SURVIVAL. All warranties, representations, and covenants made by Guarantor herein shall be deemed to have been relied upon by Lender and the holder(s) from time to time of the Indebtedness and shall survive the delivery to Lender of this Guaranty regardless of any investigation made by Lender or the holder(s) from time to time of the Indebtedness.

         SECTION 5.2 ASSIGNMENT. This Guaranty shall be binding upon the heirs, successors and assigns of Guarantor, except that Guarantor shall not assign any rights or delegate any obligations arising hereunder without the prior written consent of Lender. Lender may assign and transfer this Guaranty in whole or in part to any assignee of all or part of the Indebtedness,

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without notice to or consent of Guarantor. Lender's successors and assigns shall have the right to rely upon this Guaranty with respect to the Indebtedness and any additional transactions with a Subsidiary Borrower, its successors and assigns, in reliance hereon, in the same manner and with the same force and effect as if such successor or assign were specifically named as Lender herein.

         SECTION 5.3 NOTICES. All notices, requests, demands, directions and other communications (collectively "notices") required under this Guaranty shall be in writing (including communication by facsimile transmission) and shall be sent by hand, by registered or certified mail return receipt requested, by overnight courier service maintaining records of receipt, or by facsimile transmission with confirmation in writing mailed first-class, in all cases with charges prepaid. Any such properly given notice shall be effective upon the earlier of receipt or (a) the date delivered by hand, or (b) the third Business Day after being mailed, or (c) the following Business Day if sent by overnight courier service, or (d) upon sender's receipt of transmission confirmation, if sent by facsimile. All notices shall be addressed as follows:

         If to Guarantor:                        If to Lender:

         Central Freight Lines, Inc.             SunTrust Bank
         5601 West Waco Drive                    201 Fourth Avenue North
         Waco, TX 76710                          Nashville, TN 37219
         Attention: Patrick Curry                Attention: Bill Crawford
         Telecopy: (254) 741-5289                Telecopy: (615) 748-5269

All notices shall be sent to the applicable party at the address stated above or in accordance with the last unrevoked written direction from such party to the other party hereto.

         SECTION 5.4 SEVERABILITY. Should any provision of this Guaranty be invalid or unenforceable for any reason, the remaining provisions hereof shall remain in full effect.

         SECTION 5.5 APPLICABLE LAW. The validity, construction and enforcement of this Guaranty and all other documents executed with respect to the Indebtedness shall be determined according to the internal laws of Tennessee.

         SECTION 5.6 Jurisdiction; Venue; Service of Process. GUARANTOR AND LENDER HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF THE COURTS LOCATED IN DAVIDSON COUNTY, TENNESSEE, INCLUDING WITHOUT LIMITATION FEDERAL COURTS SITTING IN THE MIDDLE DISTRICT OF TENNESSEE AND THE CHANCERY COURT FOR DAVIDSON COUNTY, TENNESSEE, FOR ANY SUIT BROUGHT OR ACTION COMMENCED IN CONNECTION WITH THIS GUARANTY.

         SECTION 5.7 Jury Waiver. GUARANTOR AND LENDER HEREBY KNOWINGLY, WILLINGLY AND IRREVOCABLY WAIVE THEIR RIGHTS TO DEMAND A JURY TRIAL IN ANY ACTION OR PROCEEDING INVOLVING THIS GUARANTY.

         SECTION 5.8 WAIVER OF DAMAGES. In any action to enforce this Guaranty, Guarantor hereby irrevocably and unconditionally waives any and all rights under the laws of any state to

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claim or recover any special, exemplary, punitive, consequential or other damages other than actual direct damages.

         SECTION 5.9 COSTS AND EXPENSES. Guarantor agrees to pay all costs and expenses, including, without limitation, fees and expenses of attorneys, paralegals, accountants, auditors, and consultants, and compensation for time spent by Lender's employees or consultants, that Lender may incur in enforcing the terms of this Guaranty against Guarantor or in protecting Lender's rights hereunder.

         SECTION 5.10 INDULGENCE NOT WAIVER. Lender's indulgence in the existence of a default with respect to the Indebtedness or under this Guaranty or any other departure from the terms of this Guaranty shall not prejudice any of Lender's rights, including without limitation Lender's rights to make demand and recover from Guarantor. No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing.

         SECTION 5.11 AMENDMENT AND WAIVER IN WRITING. No provision of this Guaranty can be amended or waived, except by a statement in writing signed by the party against which enforcement of the amendment or waiver is sought.

         SECTION 5.12 COUNTERPARTS. This Guaranty may be executed in any number of counterparts (by facsimile transmission or otherwise), each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

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         This Guaranty is executed as of the date first written above.

                                    GUARANTOR:

                                    CENTRAL FREIGHT LINES, INC.
                                    a Nevada Corporation

                                    By: /s/ Pat Curry
                                        ----------------------------------------

                                    Title: Executive Vice President

                                    LENDER:

                                    SUNTRUST BANK

                                    By: /s/ William H. Crawford
                                        ----------------------------------------

                                    Title: Vice President

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